As filed with the Securities and Exchange Commission on September 17, 1998

                                                Registration No. ____________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                              THE SECURITIES ACT OF
                                      1933

                         FEDERAL REALTY INVESTMENT TRUST
             (Exact name of registrant as specified in its charter)

     District of Columbia                           52-0782497
-------------------------------                  --------------------
(State or other jurisdiction of                  (I.R.S. Employer
incorporation or organization)                   Identification No.)

                           1626 East Jefferson Street
                            Rockville, Maryland 20852
               (Address of principal executive offices) (Zip code)

              FEDERAL REALTY INVESTMENT TRUST AMENDED AND RESTATED
                          1993 LONG-TERM INCENTIVE PLAN
                          -----------------------------
                              (Full title of plan)

           Steven J. Guttman, President and Chief Executive Officer
                           1626 East Jefferson Street
                            Rockville, Maryland 20852
               --------------------------------------------------
               (Name and address of agent for service) (Zip code)

                                (301) 998-8100
                    ---------------------------------------
                    (Telephone number of agent for service)

                                    Copy to:
                             Thomas F. Cooney, Esq.
                              Sidney R. Smith, Esq.
                           Kirkpatrick & Lockhart LLP
                         1800 Massachusetts Street, N.W.
                             Washington, D.C. 20036



                                                   Page 1 of 6 pages
                                                   Exhibit Index is on page 6.

                         CALCULATION OF REGISTRATION FEE
                         -------------------------------

                                     Proposed        Proposed
                                     maximum         maximum
                        Amount       offering        aggregate      Amount of
Title of securities     to be        price           offering       registration
TO BE REGISTERED        REGISTERED   PER SHARE(1)    PRICE(1)       FEE(1)

Common shares of
beneficial interest     1,900,000    $21.03        $39,957,000      $11,790

_______________

(1) Inserted solely for the purpose of calculating the registration fee pursuant to Rule 457(h). The fee is calculated on the basis of the average of the high and low sales prices for the Registrant's common shares of beneficial interest on the New York Stock Exchange, Inc. on September 15, 1998.

                       DOCUMENTS INCORPORATED BY REFERENCE

      This Registration Statement covers additional securities of the same class as other securities for which a Registration Statement on Form S-8 (No. 33-60252) filed on this form relating to an employee benefit plan is effective, which is hereby incorporated by reference.

                                     PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.           EXHIBITS.

      The following are filed herewith as part of this Registration Statement:


      EXHIBIT NO.                   EXHIBIT
      -----------                   -------

           5.1 Opinion of Kirkpatrick & Lockhart LLP as to the legality of the securities being registered

          24.1    Consent of Grant Thornton LLP

          24.2 The consent of Kirkpatrick & Lockhart LLP to the use of their opinion as an exhibit to this Registration Statement is included in their opinion filed herewith as Exhibit 5.1

            25    Power of Attorney

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville, State of Maryland, on this 17th day of September, 1998.

                                    FEDERAL REALTY INVESTMENT TRUST



                                    By: /s/ Steven J. Guttman
                                        ---------------------------------------
                                           Steven J. Guttman, President
                                           and Chief Executive Officer

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Steven J. Guttman attorney-in-fact, with the power of substitution, for him or her in any and all capacities, to sign any amendments to this Registration Statement on Form S-8, and to file same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE                               TITLE                      DATE



/s/ Dennis L. Berman                Trustee                 September 17, 1998
-------------------------------
Dennis L. Berman

                                    Trustee                 September 17, 1998
-------------------------------
Kenneth S. Brody

/s/ A. Cornet de Ways Ruart         Trustee                 September 17, 1998
-------------------------------
A. Cornet de Ways Ruart

                                    Trustee                 September 17, 1998
-------------------------------
Kristin Gamble

/s/ Samuel J. Gorlitz                Trustee                 September 17, 1998
------------------------------
Samuel J. Gorlitz


/s/ Steven J. Guttman               President, Chief        September 17, 1998
------------------------------
Steven J. Guttman                   Executive Officer
                                    and Trustee (Principal
                                    Executive Officer)


/s/ Walter F. Loeb                  Trustee                 September 17, 1998
------------------------------
Walter F. Loeb

/s/ Mark S. Ordan                   Trustee                 September 17, 1998
------------------------------
Mark S. Ordan


/s/ George L. Perry                 Trustee                 September 17, 1998
------------------------------
George L. Perry


/s/ Cecily A. Ward                  Controller              September 17, 1998
------------------------------
Cecily A. Ward                      (Principal
                                    Accounting Officer)


/s/ Donald C. Wood
------------------------------
Donald C. Wood                     Senior Vice President    September 17, 1998
                                   and Finanical Officer

                                  EXHIBIT INDEX

                                                                      Sequential
EXHIBIT NO.    DESCRIPTION                                              PAGE NO.

4.1            Federal Realty  Investment Trust Amended and
               Restated 1993 Long-Term Incentive Plan, filed
               with the SEC on October 30, 1997 as Exhibit 99
               to the Trust's Quarterly Report on Form 10-Q for
               the quarter ended September 30, 1997, is
               incorporated herein by reference thereto                  --

  4.2          The Trust's  Third Amended and Restated
               Declaration of Trust dated May 24, 1984, filed
               with the SEC on July 5, 1984 as Exhibit 4 to the
               Trust's Registration Statement on  Form  S-2
               (No. 2-92057), is incorporated herein by reference
               thereto                                                   --

  4.3          Amended Bylaws of the Trust, filed with the SEC
               as an Exhibit to the Trust's Quarterly Report on
               Form 10-Q dated June 30, 1998, is incorporated
               herein by reference thereto                               --

  5.1          Opinion of  Kirkpatrick  & Lockhart  LLP as to
               the legality of the securities being registered           7

 24.1          Consent of Grant Thornton                                 9

 24.2          The  consent  of  Kirkpatrick & Lockhart LLP
               to the use of  their opinion as an exhibit to
               this Registration Statement is included in their
               opinion filed herewith as Exhibit 5.1                     --

   25          Power of Attorney                                     See page 4